DFA INVESTMENT DIMENSIONS GROUP INC.

	Class:	Ticker:	Exchange:
DFA Intermediate Government Fixed Income Portfolio	ETF Class shares	DFGV	The Nasdaq Stock Market LLC

Summary Prospectus

August 30, 2026

Before you invest, you may want to review the Portfolio’s ETF Class shares Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s ETF Class shares Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s ETF Class shares Prospectus and SAI, both dated August 30, 2026, as may be supplemented, are incorporated by reference into this Summary Prospectus. The Portfolio's ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable. In addition to the ETF Class shares, the Portfolio also offers a conventional mutual fund share class in a separate summary prospectus.

Investment Objective

The investment objective of the DFA Intermediate Government Fixed Income Portfolio (the “Intermediate Government Portfolio” or the “Portfolio”) is to earn current income consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.09%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.14%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.12%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2028, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs

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may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$12	$43	$77	$177

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

The Intermediate Government Portfolio primarily invests in high quality, low-risk obligations of the U.S. Government and its agencies with maturities between five and fifteen years from the date of settlement. The Portfolio normally invests in non-callable obligations issued or guaranteed by the U.S. Government and U.S. government agencies, AAA-rated, dollar-denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. Since government guaranteed mortgage-backed securities are considered callable, such securities will not be included in the Portfolio. Generally, the Intermediate Government Portfolio will purchase securities with maturities between five and fifteen years from the date of settlement. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will have a weighted average effective maturity, based upon market values, between three and ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Under normal circumstances, when determining its duration, the Portfolio will consider a duration similar to the Bloomberg U.S. Government Bond Index, which was approximately 5.85 years as of December 31, 2025. In any event, as a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income government securities and maintain a weighted average effective maturity between three and ten years. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Intermediate Government Portfolio may invest a portion of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical

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rating organization or, in the case of any obligation that is unrated, of comparable quality. The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts on U.S. Treasury securities or options on such contracts to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. However, the Portfolio will not purchase or sell futures contracts or options thereon if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

The Intermediate Government Portfolio may lend its portfolio securities to generate additional income.

The Intermediate Government Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United

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States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various

DFA Intermediate Government Fixed Income Portfolio	5

operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares

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of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Intermediate Government Fixed Income Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
8.57% 2020, Q1	-5.98% 2022, Q1

Year-to-date return as of June 30, 2026: 0.51%

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Intermediate Government Fixed Income Portfolio - Institutional Class Shares
Return Before Taxes	7.14%	-1.08%	1.46%
Return After Taxes on Distributions	5.84%	-2.02%	0.49%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.21%	-1.20%	0.74%
Bloomberg U.S. Government Bond Index
(reflects no deduction for fees, expenses or taxes)	6.31%	-0.94%	1.38%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1990).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order. However, the Portfolio also reserves

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the right to permit or require Creation Units to be issued (or redeemed) entirely or partially for cash.

Individual ETF Class shares of the Portfolio may only be purchased and sold on The Nasdaq Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400
DFA-083126-DFGV